Exhibit 23.2




                                                                 AJ. ROBBINS, PC

                                                    Certified Public Accountants
                                                                 and Consultants



              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS




We hereby consent to the use in thie Registration Statement on Form S-3 Amendment #1 of Pollution Research and Control Corporation of our report dated February 9, 2001 relating to the consolidated financial statements of Pollution Research and Control Cororation.


                                                /s/  AJ Robbins, PC


Denver, Colorado
September 17, 2001



              3033 East 1st Avenue - Suite 201 - Denver, CO 80206
                        - 303-321-1281- Fax 303-321-1288